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                              PURCHASE AGREEMENT

     THIS PURCHASE AGREEMENT made and entered into by and between TRI-STATE LASER CORPORATION, which has its principal place of business at 3731 State Route 50, Williamsburg, OH 45176 (hereinafter referred to as "Seller"), and LIGHT TOUCH VEIN & LASER, INC., whose address is 10663 Montgomery Road, Cincinnati, OH 45242 (hereinafter referred to as "Purchaser").

                                  WITNESSETH:

     WHEREAS, Seller is the owner of certain tangible and intangible assets used in the business of laser surgery; and

     WHEREAS, Seller desires to sell and convey such assets, certain liabilities and obligations to Purchaser upon the provisions set forth; and

     WHEREAS, Purchaser desires to purchase such assets, assume certain liabilities and obligations from Seller for the purpose of conducting the business engaged in by Seller.

     NOW, THEREFORE, in consideration of the above premises and the mutual promises, covenants, understandings, representations and warranties hereinafter contained, the parties agree as follow:

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     1.   AGREEMENT.

          Seller agrees to sell and convey to Purchaser all of the tangible and intangible assets as hereinafter set forth in Paragraph 2. The agreements of Seller and Purchaser herein are expressly conditioned upon the terms, conditions, covenants, representations and warranties as hereinafter set forth.

     2.   PROPERTY PURCHASED.

          A. ASSETS. The properties which Seller shall convey hereunder shall be certain tangible and intangible assets used by Seller in the operation of its business, including the name "TRI-STATE LASER" as shown on the attached schedule designated "ASSETS" (Exhibit "A").

          B. LIABILITIES. Seller acknowledges that Purchaser is acquiring Seller's ASSETS and is assuming certain liabilities of Seller and obligations of Seller as shown on the attached schedule designated "LIABILITIES and OBLIGATIONS" (Exhibit "B"). Seller will indemnify and hold Purchaser harmless against all claims for product, service and liability against Seller arising out of operations by Seller before Closing

                              Such indemnity includes all claims which may
accrue before closing which may be asserted before or after closing and which may be known or unknown by Seller.

                              Purchaser will indemnify and hold Seller harmless
against all claims for product, service and


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liability agreement arising out of operation by Purchaser after closing except as described above.

     3.   PURCHASE PRICE.

          A. The total purchase price for the ASSETS shall be 53 shares of LIGHT TOUCH VEIN & LASER, INC. Additionally, Seller shall deliver to Purchaser an executed Employment Agreement with Allen Taylor (TAYLOR), President of Tri-State Laser Corporation. Terms and conditions are set forth in the EMPLOYMENT CONTRACT attached hereto as Exhibit "C".

     4.   REPRESENTATIONS AND WARRANTIES OF SELLER.

          A.   The Seller warrants and covenants as follows:

               i. That the Seller is a corporation duly organized, existing and in good standing under the laws of the State of Ohio, has full power and lawful authority to carry on its current business and to execute and carry out the terms, conditions and provisions of this Agreement, and that the execution and delivery of this Agreement by Seller has been duly authorized by proper corporate action, and that on the Closing Date the Seller will have all necessary corporate power and authority to consummate this Agreement as provided herein, and that this Agreement constitutes a valid obligation binding upon Seller in accordance with its terms.

               ii. That Seller shall introduce Purchaser to all customers and shall assist Purchaser in obtaining assurances of continued business from said customers during the


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transition period.

               iii. That as of the Closing date, the ASSETS shall be operable and usable for their intended purpose and the inventory will be usable or salable in the Seller's ordinary business.

               iv. That there is no litigation, investigation or proceeding pending, or to the best of Seller's knowledge threatened against the ASSETS and/or the Seller's business operations which might materially and adversely affect the ASSETS or Seller's business operations.

               v. That the execution and performance of the terms, conditions and provisions of this Agreement and the consummation of the transactions contemplated hereunder by the Seller, to the best of Seller's knowledge, will not violate the provisions of any law, contract, agreement, mortgage, lease, pledge agreement, security agreement or other agreement or instrument of any nature.

          B. The warranties, representations and covenants set forth in this Agreement shall survive the Closing Date for a period of two (2) year from the date of closing except for a period of four (4) years from the date of closing for any and all tax liabilities.

     5.   REPRESENTATIONS AND WARRANTIES OF PURCHASER.

          A. Purchaser represents, warrants and covenants that Purchaser has full power and lawful authority to execute and carry out the terms of this Agreement.


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          B.   That there are no lawsuits, actions or proceedings pending or threatened which could effect Purchaser's ability to consummate the transaction.

          C. That the execution and delivery of the Agreement and consummation of the transaction will not be in conflict with any agreements or encumbrances to which the Purchaser is bound.

     6.   TITLE AND CONVEYANCE OF ASSETS.

          Seller shall convey to Purchaser good and merchantable title to the ASSETS by a Bill of Sale and Assignment with covenants of warranty, only as provided by manufacturers of equipment, free of all liens and encumbrances whatsoever in the form attached hereto as "Exhibit D".

     7.   CONDUCT OF BUSINESS PENDING CLOSING.

          Seller covenants, represents and warrants in favor of Purchaser that pending completion of the Closing, unless otherwise agreed to in writing by Purchaser:

          A. Between the date hereof and the Closing Date, Seller will not, without the Purchaser's knowledge and consent, engage in any sale, enter into any contract, incur any liability or permit any act or transaction to occur which materially adversely affects the ASSETS of Seller's business, and which is outside the ordinary course of business.

          B. Seller will use its best efforts to preserve the business and all ASSETS in good order and repair and preserve the goodwill of its suppliers, customers and other necessary business


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relationships with Seller.

     8.   ASSUMPTION OF EMPLOYMENT CONTRACTS.

          Seller specifically assigns all Employment Contracts currently in force with its employees to Purchaser. Purchaser may, at its option, elect to require all employees of Seller to sign new Employment Contracts with Purchaser.

     9.   CLOSING.

          This Agreement shall close (the "Closing") and all deliveries of documents and the consideration shall take place as agreed to by the parties.

     10.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER.

          A. All obligations of Purchaser under this Agreement shall be subject to the fulfillment by Seller of each of the following conditions, except to the extent any such conditions are expressly waived in writing by Purchaser at or prior to the date of Closing:

              i. All of the representations, warranties and covenants made by Seller shall be true as of the date of this Agreement and shall likewise be true in all material respects as of the Closing date as if made at and as of such date.

              ii. Purchaser shall have received at Closing a certificate of the Secretary of Seller, dated the Closing Date, in the form and substance reasonably satisfactory to Purchaser's counsel stating that:


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                   (1)  Seller is a corporation duly organized, validly
existing and in good standing under the laws of the State of Ohio, and is duly qualified to do business and is in good standing in the State of Ohio.

                   (2) Seller has the full power and authority to make, execute, deliver and perform this Agreement.

                   (3) All corporate and other proceedings required to be taken by Seller authorizing Seller to enter into and carry out this Agreement and the transactions contemplated hereby, have been duly and are properly taken, that the same are in full force and effect, this Agreement constitutes a valid obligation binding upon Seller in accordance with its terms and that complete copies of which, executed by all directors and shareholders are attached thereto.

              iii. Purchaser shall have received at the Closing date the following:

                   (1)  A consent by Seller to use the name "TRI-STATE LASER".

                   (2) A fully-executed Employment Contract between Purchaser and TAYLOR.

                   (3) Bill of Sale properly executed by Seller conveying the Assets.

                   (4) Such other instruments and documents that Purchaser shall reasonably request for the purpose of further perfecting its title in Seller's ASSETS.


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     11.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER.

          A. All obligations of Seller under this Agreement shall be subject to their receipt of the following at or prior to the date of Closing:

               i. All of the representations, warranties and covenants made by Purchaser shall be true as of the date of this Agreement and shall likewise be true in all material respects as of the Closing date as if made at and as of such date;

               ii. Seller shall have received at Closing, a statement from Purchaser that:

                    (1) Purchaser has the full power and authority to make, execute, deliver and perform this Agreement.

                    (2) All corporate and other proceedings required to be taken by Purchaser authorizing Purchaser to enter into and carry out this Agreement and the transactions contemplated hereby, have been duly and are properly taken, that the same are in full force and effect, this Agreement constitutes a valid obligation binding upon Purchaser in accordance with its terms and that complete copies of which, executed by all directors and shareholders are attached thereto.

               iii. Seller shall have received, on the day of closing, the required stock certificates pursuant to


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          Paragraph 3, an executed Employment Contract between Purchaser and
          Taylor, and all ancillary agreements that are referenced to in this Agreement.

     12.  DEFAULT.

          A. If either the Purchaser or the Seller breaches or defaults on any of the terms, conditions, warranties and representation set forth herein, then the other party shall notify the breaching party in writing of the breach and provide thirty (30) days to cure the breach (unless a different time period is set forth in the Agreement). If the breaching party has not cured the breach or default within the time permitted herein, the Seller shall have the right to exercise all its rights permitted by law. The Seller shall be entitled to collect its costs, including reasonable attorney fees.

          B. Purchaser shall have the right to terminate this Contract if Seller is found to be in default (and the default is not cured pursuant to Paragraph 11. a.), or in any other way found to have violated the representations and warranties contained in Paragraphs 4, 5 and 7

     13.  ASSIGNMENT

          This Agreement is nonassignable by either party except by written agreement of the parties.

     14.  AMENDMENT.

          This Agreement shall not be amended or modified except by means of a written instrument executed by Seller and Purchaser.


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     15.  PARTIES IN INTEREST.

          This Agreement shall inure to the benefit of and be binding upon the Seller and Purchaser and their respective heirs, successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person, other than the parties hereto, any rights or remedies under or by reason of this Agreement.

     16.  NOTICES.

          All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly delivered if in person or if mailed by certified mail, return receipt requested, to the address set forth above.

     17.  ENTIRE AGREEMENT.

          This Agreement shall be governed by the law of the State of Ohio. This Agreement sets forth the entire understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to the subject matter hereof. No party shall be deemed or construed to have made any representation or warranty as a result of execution of this Agreement nor shall any representation or warranty be implied from such execution except representations and warranties which are expressly set forth herein.


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

     IN WITNESS WHEREOF, the Purchaser and Seller have executed this Purchase Agreement as of the date set forth below their respective signatures.

PURCHASER:                                   SELLER:

LIGHT TOUCH VEIN & LASER, INC.          TRI-STATE LASER CORPORATION


By:  /s/ Gregory F. Martini             By:  /s/ William Allen Taylor
   ---------------------------             -------------------------------
     Gregory F. Martini                      William Allen Taylor

Its:      President                     Its:      President
    --------------------------              ------------------------------

Dated:    1/18/99                       Dated:    1/15/99
      ------------------------                ----------------------------


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